UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2013

AMERICAN CORDILLERA MINING CORP.

(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-50738

Nevada	91-1959986
(State or jurisdiction of Incorporation or organization)	(I.R.S Employer I.D No.)

1314 S. Grand Blvd, Ste. 2-250, Spokane, WA 99202

(Address of principal executive offices)

(509) 744-8590
(Issuer’s telephone number)

___________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.  Entry into a Material Definitive Agreements.

On June 28, 2013, American Cordillera Mining Corporation (the “Company”) entered into a definitive agreement with one individual and executed a convertible promissory note relating to a loan in the amount of $20,000 until September 26, 2013 at 5% interest per annum.  The promissory notes and interest incurred can be converted to shares of restricted common stock at $.05 per share at any time during the term of the promissory note.  There were no fees, commissions or professional fees for services rendered in connection with the promissory note.  The transaction was arranged and undertaken by the officers of APD.

On August 22, 2013, American Cordillera Mining Corporation (the “Company”) entered into a definitive agreement relating to the private placement of $5,000 of its securities through the sale of 100,000 shares of its common stock at $0.05 per share to an accredited investor.  Upon closing of the private placement, there were no fees, commissions, or professional fees for services rendered in connection with the private placement.  The placement was arranged and undertaken by the officers of the Company.  The private placement of these securities was exempt from registration under pursuant to Section 4(2) of the Securities Act of 1933, as amended.

On August 30, 2013, (the “Company”) entered into definitive agreements relating to the private placement of $12,000 of its securities through the sale of 200,000 shares of its common stock at $0.06 per share to an accredited investor.  Upon closing of the private placement, there were no fees, commissions, or professional fees for services rendered in connection with the private placement.  The placement was arranged and undertaken by the officers of the Company.  The private placement of these securities was exempt from registration under pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.02.  Unregistered Sales of Securities.

On August 22 and 30, 2013, American Cordillera Mining Corporation  (the “Company”) issued 100,000 and 200,000 unregistered shares, respectively, of its common stock, par value $0.001, at $.05 and $.06 per share, respectively, from its treasury to accredited investors in exchange for $5,000 and $12,000, respectively.  The company sold these restricted shares to further capitalize the Company in order to pay operating expenses and to execute its business plan.

In the private placement of the securities referenced under Item 1.01 of this report, American Cordillera Mining Corporation is relying on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 for sales to “accredited investors” (as such term is defined in Rule 501 of Regulation D).  Each purchaser has represented to the Company that they are an “accredited investor.”  We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale and no fees were paid in connection with the transaction.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1

Form of Convertible Promissory Note entered into by the Company as the Borrower. (incorporated hereto by reference to Form 10-Q, Exhibit 10.8 filed with the Securities and Exchange commission on May 21, 2012, file number 000-50738)

10.2

Form of Securities Purchase Agreement, entered into by the Company on August 22 and 30, 2013.  (incorporated hereto by reference to Form 8-K, Exhibit 10.1 filed with the Securities and Exchange commission on January 23, 2012, file number 000-50738)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CORDILLERA MINING CORP. (Registrant)

Date: September 17, 2013	By:	/s/ Frank H. Blair
Frank H. Blair President and CEO